Surna, Inc. Announces Shareholder Conference Call

BOULDER, CO – April 23, 2015 – Surna, Inc. (OTCQB: SRNA), a technology company that engineers, manufactures, and distributes state-of-the art equipment and systems for controlled environment agriculture (“CEA”) with current specialization in commercial indoor cannabis cultivation, will host a shareholder conference call to discuss its operations on Monday, April 27, 2015, at 4:15 PM Eastern Standard Time/1:15 PM Pacific Standard Time.

The conference call will be listen-in only, but will include a Q&A session comprising questions submitted by current or potential shareholders. Interested parties may send their questions to invest@surna.com until 12:00 PM Eastern Standard Time the day of the call. Investors may also submit questions in real time via Twitter by directing the tweet to @surnainc or by using the hashtag #surnaconfcall. Subject to time restrictions, Surna will answer some of the questions submitted via Twitter during the call.

The call in number is (1-800) 829-7603. Enter conference code 7627746# when prompted by the system.

To sign up for future company updates please visit http://surna.com/investor-relations/.

About Surna, Inc.:

Surna, Inc. (www.surna.com) develops innovative technologies and products that monitor, control or address the energy and resource intensive nature of indoor cannabis cultivation. Currently, the Company’s revenue stream is based on its main product offerings – supplying industrial technology and products to commercial indoor cannabis grow facilities.

Headquartered in Boulder, CO, Surna’s diverse engineering team is tasked with creating novel energy and resource efficient solutions, including the Company’s signature water-cooled climate control platform. The Company’s engineers continuously seek to create technology that solve the highly specific demands of the cannabis industry for temperature, humidity, light and process control.

Surna’s goal is to provide intelligent solutions to improve the quality, the control and the overall yield and efficiency of indoor cannabis cultivation. The Company’s operations exclude the production or sale of marijuana.

Safe Harbor Statement

This news release contains statements that involve expectations, plans or intentions (such as those relating to future business or financial results, new features or services, or management strategies) and other factors discussed from time to time in the Company’s Securities and Exchange Commission filings. These statements are forward-looking and are subject to risks and uncertainties, so actual results may vary materially. You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. Our actual results, such as the Company’s ability to finance, complete and consolidate acquisition of IP, assets and operating companies, could differ materially from those anticipated in these forward-looking statements as a result of certain factors not within the control of the company such as a result of various factors, including future economic, competitive, regulatory, and market conditions. The company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The company disclaims any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Statement About Cannabis Markets

The use, possession, cultivation, and distribution of cannabis is prohibited by federal law. This includes medical and recreational cannabis. Although certain states have legalized medical and recreational cannabis, companies and individuals involved in the sector are still at risk of being prosecuted by federal authorities. Further, the landscape in the cannabis industry changes rapidly. What was the law last week is not the law today and what is the law today may not be the law next week. This means that at any time the city, county, or state where cannabis is permitted can change the current laws and/or the federal government can supersede those laws and take prosecutorial action. Given the uncertain legal nature of the cannabis industry, it is imperative that investors understand that the cannabis industry is a high risk investment. A change in the current laws or enforcement policy can negatively affect the status and operation of our business, require additional fees, stricter operational guidelines and unanticipated shut downs.

At the Company

David Traylor

Chief Business Officer

(303) 993-5271

david.traylor@surna.com

Investor Relations

David Kugelman

Atlanta Capital Partners, LLC

(404) 856-9157

(866) 692-6847 Toll Free - U.S. And Canada